SUPPLEMENT DATED MAY 16, 2001 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF EACH FUND LISTED BELOW:


Merrill Lynch Balanced Capital Fund, Inc.                         Merrill Lynch Growth Fund
Merrill Lynch Basic Value Fund, Inc.                              Merrill Lynch Healthcare Fund, Inc.
Merrill Lynch Developing Capital Markets Fund, Inc.               Merrill Lynch International Equity Fund
Merrill Lynch Disciplined Equity Fund, Inc.                       Merrill Lynch Internet Strategies Fund, Inc.
Merrill Lynch Dragon Fund, Inc.                                   Merrill Lynch Large Cap Core Fund
Merrill Lynch Equity Income Fund                                  Merrill Lynch Large Cap Growth Fund
Merrill Lynch EuroFund                                            Merrill Lynch Large Cap Value Fund
Merrill Lynch Focus Twenty Fund, Inc.                             Merrill Lynch Latin America Fund, Inc.
Merrill Lynch Focus Value Fund, Inc.                              Merrill Lynch Mid Cap Growth Fund, Inc.
Merrill Lynch Fundamental Growth Fund, Inc.                       Merrill Lynch Mid Cap Value Fund
Merrill Lynch Global Allocation Fund, Inc.                        Merrill Lynch Natural Resources Trust
Merrill Lynch Global Financial Services Fund, Inc.                Merrill Lynch Pacific Fund, Inc.
Merrill Lynch Global Growth Fund, Inc.                            Merrill Lynch Premier Growth Fund, Inc.
Merrill Lynch Global SmallCap Fund, Inc.                          Merrill Lynch Small Cap Value Fund, Inc.
Merrill Lynch Global Technology Fund, Inc.                        Merrill Lynch Utilities & Telecommunications Fund, Inc.
Merrill Lynch Global Value Fund, Inc.


     Purchases of Class B shares of each Fund listed above on or after June 1, 2001 will be subject to a six-year contingent deferred sales charge ("CDSC") schedule. The maximum deferred sales charge of 4.0% will remain unchanged; however, the length of the CDSC period will extend to six years from four years. Changes to the CDSC structure will not affect your current holdings of Class B shares. Only new purchases made on or after June 1, 2001 will be subject to the new schedule. Class B shares purchased prior to June 1, 2001 will maintain the four-year schedule. The four-year schedule will continue to apply with respect to any post-June 1, 2001 exchanges of Class B shares purchased prior to June 1, 2001.

     The conversion period from Class B to Class D shares will remain unchanged at approximately eight years. This change does not result in any change to the expense ratios of the funds. The new CDSC schedule applies only to equity funds; there is no change to the Class B shares of fixed income funds.

     As a result, information set forth in the Fund's prospectus and statement of additional information regarding the Class B CDSC is modified as follows effective June 1, 2001:

     Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price, and no CDSC will be assessed on shares derived from reinvestment of dividends. When a shareholder redeems, it will be assumed that the shares acquired with reinvested dividends are redeemed first, followed by "free shares" (i.e., shares whose applicable CDSC period has expired) and then shares held longest during the six-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC for equity funds:



          Years Since Purchase Payment Made                 CDSC as a Percentage of Dollar Amount Subject to Charge
          ---------------------------------            -------------------------------------------------------------------
                                                       Effective Through May 31, 2001         Effective June 1, 2001
                                                       ----------------------------------     ----------------------------

0-1................................................                   4.0%                               4.0%
1-2................................................                   3.0%                               4.0%
2-3................................................                   2.0%                               3.0%
3-4................................................                   1.0%                               3.0%
4-5................................................                   None                               2.0%
5-6................................................                   None                               1.0%
6 and thereafter...................................                   None                               None



     To provide an example, assume an investor purchased 100 shares on or after June 1, 2001 at $10 per share (at a cost of $1,000) and in the third year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the higher current net asset value of $12 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase, resulting in a CDSC of $12).

     For more information, please contact your Merrill Lynch Financial Advisor or call (800) MER-FUND.

Code No. CDSC-0501ALL